    As filed with the Securities and Exchange Commission on November 16, 1995
                                                Registration No. 33-_________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              ---------------------

                            SEAGATE TECHNOLOGY, INC.

             (Exact name of Registrant as specified in its charter)

                   Delaware                               94-2612933
         (State of Incorporation)                      (I.R.S. Employer
                                                     Identification No.)


                                 920 Disc Drive
                         Scotts Valley, California 95066
                                 (408) 438-6550
   (Address and telephone number of Registrant's principal executive offices)

                       -----------------------------------

                        1991 INCENTIVE STOCK OPTION PLAN

                            (Full Title of the Plan)

                       -----------------------------------

                                 Donald L. Waite
                            Executive Vice President
                            Seagate Technology, Inc.
                                 920 Disc Drive
                         Scotts Valley, California 95066
                                 (408) 438-6550
            (Name, address and telephone number of agent for service)
                         ------------------------------

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304
                         ------------------------------

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                         CALCULATION OF REGISTRATION FEE
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                                        Proposed        Proposed
  Title of                               Maximum         Maximum
 Securities           Amount            Offering        Aggregate    Amount of
   to be              to be             Price Per       Offering   Registration
 Registered         Registered           Share(1)        Price(1)       Fee
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Common Stock,
$.01 par value,
to be issued
under the
1991 Incentive
Stock Option Plan  6,000,000 shares      $49.56       $297,360,000    $59,472

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(1)  Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low price for the Common Stock as reported on the New York Stock Exchange Composite Tape on November 14, 1995.

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                                       -2-

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     The contents of the Registrant's Form S-8 Registration Statement
(Registration No. 33-43911) dated November 14, 1991 and Form S-8 Registration Statement (Registration No. 33-50973) dated November 9, 1993 are incorporated herein by reference.

            PART II:  INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

          Exhibit
          Number                    Description
          -------   -----------------------------------------------------------

            4.1     1991 Incentive Stock Option Plan

            5.1 Opinion of counsel as to legality of securities being registered

           23.1     Consent of Counsel (contained in Exhibit 5.1)

           23.2     Consent of Independent Auditors

           24.1     Power of Attorney (see page 5)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Seagate Technology, Inc., a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scotts Valley, State of California, on this 15th day of November, 1995.


                              SEAGATE TECHNOLOGY, INC.


                              By:   /s/Alan F. Shugart
                                   -------------------------------------------
                                   Alan F. Shugart, Chairman of
                                   the Board, President and Chief
                                   Executive Officer

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                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan F. Shugart and Donald L. Waite, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         SIGNATURE                      TITLE                         DATE
-------------------------   --------------------------------  -----------------

/s/Alan F. Shugart          Chairman of the Board, President  November 15, 1995
-------------------------   and Chief Executive Officer
(Alan F. Shugart)           (Principal Executive Officer)


/s/Donald L. Waite          Executive Vice President,         November 15, 1995
-------------------------   Chief Administrative Officer,
(Donald L. Waite)           Chief Financial Officer and
                            Corporate Secretary (Principal
                            Financial and Accounting Officer)


/s/Gary B. Filler           Director                          November 15, 1995
-------------------------
(Gary B. Filler)


/s/Kenneth E. Haughton      Director                          November 15, 1995
-------------------------
(Kenneth E. Haughton)


/s/Robert A. Kleist         Director                          November 15, 1995
-------------------------
(Robert A. Kleist)


/s/Lawrence Perlman         Director                          November 15, 1995
-------------------------
(Lawrence Perlman)

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/s/Thomas P. Stafford       Director                          November 15, 1995
--------------------------
(Thomas P. Stafford)

/s/Laurel L. Wilkening      Director                          November 15, 1995
--------------------------
(Laurel L. Wilkening)

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                            SEAGATE TECHNOLOGY, INC.

                       REGISTRATION STATEMENT ON FORM S-8
                       ----------------------------------

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  4.1          1991 Incentive Stock Option Plan

  5.1          Opinion of counsel as to legality of
               securities being registered

 23.1          Consent of Counsel (contained in
               Exhibit 5.1)

 23.2          Consent of Independent Auditors

 24.1          Power of Attorney (contained in page 5)